*****************************************************************************
Household Consumer Loan Deposit Trust
Collateral Report
*****************************************************************************
Number of Due Periods Since Inception                                      23
Due Period                                                          01-Jul-97
Distribution Date                                                   14-Aug-97
Payment Date                                                        15-Aug-97

*** Trust Portfolio Summary ***
Annualized Cash Yield                                                  19.11%
Annualized Gross Losses                                                -8.87%
Annualized Portfolio Yield                                             10.23%
Contractual Delinquency Status of Credit Lines:    (Principal / Principal)
     30 -   59 days  ($)                                         176711767.54
     30 -   59 days (%)                                                 5.45%
     60 -   89 days ($)                                           69294130.70
     60 -   89 days (%)                                                 2.14%
     90 - 119 days ($)                                            44724056.03
     90 - 119 days (%)                                                  1.38%
   120 - 149 days ($)                                             35958385.72
   120 - 149 days (%)                                                   1.11%
   150 - 179 days ($)                                             31172147.46
   150 - 179 days (%)                                                   0.96%
   180 - 209 days ($)                                             30006298.32
   180 - 209 days (%)                                                   0.92%
   210 - 239 days ($)                                             29036116.05
   210 - 239 days (%)                                                   0.89%
   240 - 269 days ($)                                             29157699.13
   240 - 269 days (%)                                                   0.90%
   270 - 299 days ($)                                             29653638.34
   270 - 299 days (%)                                                   0.91%
   300+ days  ($)                                                  4679315.58
   300+ days (%)                                                        0.14%
Add'l Balances on Existing Credit Lines (draws-principal only)  55,646,238.80
Principal Collections                                           91,839,043.70
Defaulted Receivables                                           24,473,745.73
Finance Charge  & Administrative Collections                    51,436,897.83
Recoveries                                                       1,250,662.00
Average Principal Balance                                    3,309,185,433.20
Personal Homeowner Lines as % of Total Principal                       27.39%

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Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1997-1
*****************************************************************************
No. of PMTs Since Issuance:                                                 5
Distribution Date:                                                  14-Aug-97
Payment Date:                                                       15-Aug-97
Collection Period Beginning:                                        01-Jul-97
Collection Period Ending:                                           31-Jul-97
Note and Certificate Accrual Beginning:                             15-Jul-97
Note and Certificate Accrual Ending:                                15-Aug-97

PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation Invested Amount              4.91%
OC Balance as % of Ending Participation Invested Amount                 5.08%
OC Balance as % of Ending Participation Invested Amount (3 month avg    4.74%
Does Early Amortization Start Based on OC/Part. Invstd. Amt. Test        0.00
Is the MAP Over?                                                         0.00
Is this the Early Amortization Period?                                   0.00
Interest Allocation Percentage Calculation:
Numerator                                                      878,267,176.57
Denominator-Component(x)-Aggregate Receivables & Partc Int   3,309,185,433.20
Denominator - Component (y) - Aggregate Numerators           3,020,135,373.96
Applicable Interest Allocation Percentage                              26.54%
Principal Allocation Percentage Calculation:
Numerator                                                      878,267,176.57
Denominator-Component(x)-Aggregate Receivables & Partc Int   3,309,185,433.20
Denominator - Component (y) - Aggregate Numerators           3,020,135,373.96
Applicable Principal Allocation Percentage                             26.54%
Default Allocation Percentage Calculation:
Numerator                                                      878,267,176.57
Denominator-Component(x)-Aggregate Receivables & Partc Int   3,309,185,433.20
Denominator - Component (y) - Aggregate Numerators           3,020,135,373.96
Default Allocation Percentage (Floating Allocation Percentage)         26.54%
Minimum Principal Amount Calculation:
2.2% of Participation Invested Amount                           19,321,877.88
Series Participation Interest Default Amount (Sec.4.11(a)(iii)) 6,495,401.36 Excess of (i) 2.2% of Part Inv Amt over (ii) Series Part Int 12,826,476.52
Minimum Principal Amount                                        12,826,476.52
Investor Principal Collections                                  12,826,476.52
Investor Finance Charge and Admin. Collections (4.11a)          13,983,427.45
Investor Allocated Defaulted Amounts                             6,495,401.36
DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance               878,267,176.57
Beginning Participation Invested Amount                        878,267,176.57
Ending Participation Unpaid Principal Balance                  858,945,298.68
Ending Participation Invested Amount                           858,945,298.68
Beginning Participation Unpaid Principal Balance x (PRIME-1.50%) 5,293,999.37
Note Interest & Cert Yield Amounts Due Pursuant to Sec. 3.05 4,237,647.57 Participation Invested Amt x 75bps per annum prior to 4/98, 25bps 548,916.99
Participation Interest Distribution Amount                       5,293,999.37
Application of Investor Finance Charges & Administrative Collections:
Investor Finance Charge and Admin. Collections (4.11a)          13,983,427.45
Servicing Fee if HFC is not the Servicer (Sec. 4.11 (a)(i)               0.00
Series Participation Interest Monthly Interest (Sec.4.11(a)(ii)) 5,293,999.37 Series Participation Interest Default Amount (Sec.4.11(a)(iii)) 6,495,401.36 Reimbursed Series Particpation Interest Charge-Offs (Sec.4.11(a)(i 0.00
Servicing Fee if HFC is the Servicer (Sec. 4.11 (a)(v))          1,463,778.63
Excess (Sec. 4.11 (a)(vi))                                         730,248.09
Reconciliation Check                                                     0.00
Series Participation Interest Monthly Principal                 19,321,877.88
Beginning Unreimbursed Participation Interest Charge-Offs                0.00
Series Participation Interest Charge-Offs   (Sec. 4.12 (a))              0.00
Reimbursed  Series Particpation Interest Charge-Offs (Sec.4.11(a)(i      0.00
Ending Unreimbursed Participation Interest Charge-Offs                   0.00
Available Investor Principal Collections                        19,321,877.88
Participation Interest Distribution Amount                       5,293,999.37
Series Participation Interest Charge-Offs                                0.00
OWNER TRUST CALCULATIONS
Note Interest & Cert Yield Amounts Due Pursuant to Sec. 3.05     4,237,647.57
Excess Interest                                                  1,056,351.80
Beginning Net Charge-Offs                                                0.00
Reversals                                                                0.00
+Available Investor Principal Collections                       19,321,877.88
+Series Participation Interest Charge Offs                               0.00
+ Lesser of Excess Interest and Carryover Charge Offs                    0.00
Optimum Monthly Principal                                       19,321,877.88
Are the Notes Retired ?                                                  0.00
Accelerated Principal Payment                                      548,916.99
Beginning Class A-1 Security Balance                           645,545,221.35
Beginning Class A-2 Security Balance                            48,000,000.00
Beginning Class A-3 Security Balance                            62,400,000.00
Beginning Class B Security Balance                              45,600,000.00
Beginning Certificate Security Balance                          33,600,000.00
Beginning Overcollateralization Amount plus APP                 43,670,872.20
Beginning Class A-1 Adjusted Balance                           645,545,221.35
Beginning Class A-2 Adjusted Balance                            48,000,000.00
Beginning Class A-3 Adjusted Balance                            62,400,000.00
Beginning Class B Adjusted Balance                              45,600,000.00
Beginning Certficate Adjusted Balance                           33,600,000.00
Beginning Overcollateralization Amount plus APP                 43,670,872.20
Class A-1 Bal After Paymt pursuant to clause in Sec3.05(a)(ii 626,223,343.47 Class A-2 Bal After Paymt pursuant to clause in Sec 3.05 (a)(ii 48,000,000.00 Class A-3 Bal After Paymt pursuant to clause in Sec 3.05 (a)(ii 62,400,000.00 Class B Bal After Paymt pursuant to clause in Sec 3.05 (a)(ii)( 45,600,000.00 Certificate Bal After Paymt pursuant to clause in Sec. 3.05(a)( 33,600,000.00
Class A-2 Minimum Adjusted Principal Balance                    16,000,000.00
Class A-3 Minimum Adjusted Principal Balance                    20,800,000.00
Class B Minimum Adjusted Principal Balance                      15,200,000.00
Certificate Minimum Adjusted Principal Balance                  11,200,000.00
Minimum Overcollateralization Amount                            13,600,000.00
Certificate Minimum Balance Target                               8,676,206.46
Scheduled Certificate Payment to Certificate Min Bal Target     24,923,793.54
Class A-1 Targeted Balance                                     446,651,555.31
Class A-2 Targeted Balance                                    (93,677,258.29)
Class A-3 Targeted Balance                                    (30,014,369.46)
Class B Targeted Balance                                      (10,814,566.08)
Certificate Targeted Balance                                     3,711,604.82
Class A-1:  Payment Required to get to Target                  198,893,666.04
Class A-2:  Payment Required to get to Target or Min Adj Bal    32,000,000.00
Class A-3:  Payment Required to get to Target or Min Adj Bal    41,600,000.00
Class B: Payment Required to get to Target or Min Adj Bal       30,400,000.00
Certificate: Payment Required to get to Target or Min Adj Bal   22,400,000.00
OC: Payment to get to Minimum Overcollateralization Amount      30,070,872.20
Section 3.05 Payment of Principal and Interest;  Defaulted Interest      0.00
Pay Certificate Yield in step (ii) (1= Yes)                              1.00
Remittances on the Participation                                24,615,877.25
Interest and Yield
(i)Pay Class A-1 Interest Distribution - Sec. 3.05 (a)(i)(a)     3,226,746.85
   Pay Class A-2 Interest Distribution - Sec. 3.05 (a)(i)(b)       245,093.85
   Pay Class A-3 Interest Distribution - Sec. 3.05 (a)(i)(c)       323,995.34
   Pay Class B Interest Distribution - Sec. 3.05 (a)(i)(d)         248,545.83
   Pay Certificates the Certificate Yield - Sec.3.05(a)(i)(e) 193,265.70 Principal up to Optimum Monthly Principal
(ii)Pay Class A-1 to Targeted Principal Balance-Sec.3.05(a)(i   19,321,877.88
    Pay Class A-2 to Targeted Principal Balance - Sec.3.05(a)(i          0.00
    Pay Class A-3 to Targeted Principal Balance - Sec.3.05(a)(i          0.00
    Pay Class B to Targeted Principal Balance - Sec.3.05(a)(ii)          0.00
    ONLY Pay CertificateYield if not paid pursuant to Sec.3.05(          0.00
Principal up to Optimal Monthly Principal
(iii)Pay Certificate to Targeted Principal Balance - Sec. 3.05 (a)       0.00
(iv) Pay OC Remaining Optimal Monthly Principal Amount - Sec. 3.05 ( 0.00 Principal up to the Accelerated Principal Payment Amount
(v) Pay Class A-1 to Targeted Principal Balance - Sec.3.05(a)(v)(  548,916.99
    Pay Class A-2 to Targeted Principal Balance - Sec. 3.05 (a)(v        0.00
    Pay Class A-3 to Targeted Principal Balance - Sec. 3.05 (a)(v        0.00
    Pay Class B to Targeted Principal Balance - Sec. 3.05 (a)(v)(        0.00
    Pay Class A-1 to zero - Sec. 3.05 (a)(v)(e)                          0.00
    Pay Class A-2 to zero - Sec. 3.05 (a)(v)(f)                          0.00
    Pay Class A-3 to zero - Sec. 3.05 (a)(v)(g)                          0.00
    Pay Class B to zero - Sec. 3.05 (a)(v)(h)                            0.00
Principal up to Optimal Monthly Principal
(vi)Pay Class A-1 to zero - Sec. 3.05 (a)(vi)(a)                         0.00
    Pay Class A-2 to zero - Sec. 3.05 (a)(vi)(b)                         0.00
    Pay Class A-3 to zero - Sec. 3.05 (a)(vi)(c)                         0.00
    Pay Class B to zero - Sec. 3.05 (a)(vi)(d)                           0.00
    Pay Certificates up to Certificate Min. Bal. or zero - Sec. 3        0.00
    Pay HCLC Optimum Monthly Principal provided OC > zero - Sec.         0.00
(vii)  Remaining Amounts to HCLC - Sec. 3.05 (a)(vii)              507,434.81
Total Reconciliation Check                                               0.00
Accelerated Principal Reconciliation                                     0.00
Optimum Monthly Principal Reconciliation                                 0.00
BOND SUMMARY:
Beginning Class A-1 Note Security Balance                      645,545,221.35
Beginning Class A-2 Note Security Balance                       48,000,000.00
Beginning Class A-3 Note Security Balance                       62,400,000.00
Beginning Class B     Note Security Balance                     45,600,000.00
Beginning Certificate Security Balance                          33,600,000.00
Beginning Overcollateralization Amount                          43,121,955.21
Beginning Class A-1 Adjusted Balance                           645,545,221.35
Beginning Class A-2 Adjusted Balance                            48,000,000.00
Beginning Class A-3 Adjusted Balance                            62,400,000.00
Beginning Class B    Adjusted Balance                           45,600,000.00
Beginning Certficate  Adjusted Balance                          33,600,000.00
Beginning Overcollateralization Amount                          43,121,955.21
Ending Class A-1 Note Security Balance                         625,674,426.48
Ending Class A-2 Note Security Balance                          48,000,000.00
Ending Class A-3 Note Security Balance                          62,400,000.00
Ending Class B    Note Security Balance                         45,600,000.00
Ending Certificate Security Balance                             33,600,000.00
Ending Overcollateralization Amount                             43,670,872.20
Ending Class A-1 Adjusted Balance                              625,674,426.48
Ending Class A-2 Adjusted Balance                               48,000,000.00
Ending Class A-3 Adjusted Balance                               62,400,000.00
Ending Class B    Adjusted Balance                              45,600,000.00
Ending Certficate  Adjusted Balance                             33,600,000.00
Ending Overcollateralization Amount                             43,670,872.20
Class A-1 Note Rate Capped at 12.5%                                 5.804690%
Class A-2 Note Rate Capped at 14.0%                                 5.929690%
Class A-3 Note Rate Capped at 14.0%                                 6.029690%
Class B    Note Rate Capped at 14.0%                                6.329690%
Certificate Rate Capped at 15.0%                                    6.679690%
Class A-1 Interest Due                                           3,226,746.85
Class A-2 Interest Due                                             245,093.85
Class A-3 Interest Due                                             323,995.34
Class B Interest Due                                               248,545.83
Certificate Yield  Due                                             193,265.70
Class A-1 Interest Paid                                          3,226,746.85
Class A-2 Interest Paid                                            245,093.85
Class A-3 Interest Paid                                            323,995.34
Class B Interest Paid                                              248,545.83
Certificate Yield Paid                                             193,265.70
Class A-1 Unpaid Interest                                                0.00
Class A-2 Unpaid Interest                                                0.00
Class A-3 Unpaid Interest                                                0.00
Class B     Unpaid Interest                                              0.00
Certificate Unpaid Yield                                                 0.00
Class A-1 Principal Paid                                        19,870,794.87
Class A-2 Principal Paid                                                 0.00
Class A-3 Principal Paid                                                 0.00
Class B    Principal Paid                                                0.00
Certificate    Principal Paid                                            0.00
OC           Principal Paid                                              0.00
Beginning Class A-1 Net Charge-Off                                       0.00
Beginning Class A-2 Net Charge-Off                                       0.00
Beginning Class A-3 Net Charge-Off                                       0.00
Beginning Class B    Net Charge-Off                                      0.00
Beginning Certificate Net Charge-Off                                     0.00
Beginning OC Net Charge-Off                                              0.00
Reversals Allocated to Class A-1                                         0.00
Reversals Allocated to Class A-2                                         0.00
Reversals Allocated to Class A-3                                         0.00
Reversals Allocated to Class B                                           0.00
Reversals Allocated to Certificates                                      0.00
Reversals Allocated to OC  plus Acclerated Principal Payments      548,916.99
 Total Charge-Offs:                                                      0.00
Charge-Offs Allocated to Class A-1                                       0.00
Charge-Offs Allocated to Class A-2                                       0.00
Charge-Offs Allocated to Class A-3                                       0.00
Charge-Offs Allocated to Class B                                         0.00
Charge-Offs Allocated to Certificates                                    0.00
Charge-Offs Allocated to OC                                              0.00
Ending Class A-1 Net Charge-Off                                          0.00
Ending Class A-2 Net Charge-Off                                          0.00
Ending Class A-3 Net Charge-Off                                          0.00
Ending Class B     Net Charge-Off                                        0.00
Ending Certificate Net Charge-Off                                        0.00
Ending OC Net Charge-Off                                                 0.00
Bond Balance Reconciliation    (should equal $0.00)                      0.00
Certificate Balance/Participation Invested Amount (Beginning of Month 3.826% Designated Certificate / Certificate Security (Balance Begin of Month 1.000%
Designated Certificate  - Beginning of Month                       336,000.00
Principal Payments in Respect of  Designated Certificate (Sec.3.05(      0.00
Designated Certificate  - End of Month                             336,000.00
Yield Payments in Respect of Designated Certificate (Sec.3.05(a)(i) 1,932.66 Designated Certificateholder Accelerated Principal Paymts-Begin 2,321,955.21
Accelerated Principal Payment (Sec. 3.05 (v))                      548,916.99
Payments to Holder of Designated Certificate in respect to Acc. Prin.    0.00
Designated Certificateholder Accelerated Principal Paymts-Ending 2,870,872.20
Designated Certificateholder Holdback Amount (Begin of Month)   40,800,000.00
Payments to Designated Certificates in Reduction of Holdback Amount (    0.00
Designated Certificateholder Holdback Amount (End of Month)     40,800,000.00
Remaining Payments to Designated Certificates (Sec.3.05 paragraph fo     0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))                      507,434.81

Monthly Security  Report
Household Consumer Loan Trust 1997-1

Distribution Date                                                   14-Aug-97
Payment Date:                                                       15-Aug-97
Collection Period Beginning                                         01-Jul-97
Collection Period Ending:                                           31-Jul-97
Note and Certificate Accrual Beginning:                             15-Jul-97
Note and Certificate Accrual Ending:                                15-Aug-97

Ending Pool Principal Balance                                3,244,833,922.32
Series 1997-1 Participation Invested Amount                    858,945,298.68
Seller Amount                                                  283,286,813.11
Remittances on the Participation                                24,615,877.25
Optimum Monthly Principal                                       19,321,877.88
Accelerated Principal Payment                                      548,916.99
Beginning Class A-1 Note Security Balance                      645,545,221.35
Beginning Class A-2 Note Security Balance                       48,000,000.00
Beginning Class A-3 Note Security Balance                       62,400,000.00
Beginning Class B Note Security Balance                         45,600,000.00
Beginning Certificate Security Balance                          33,600,000.00
Beginning Overcollateralization Amount                          43,121,955.21
Beginning Class A-1 Adjusted Balance                           645,545,221.35
Beginning Class A-2 Adjusted Balance                            48,000,000.00
Beginning Class A-3 Adjusted Balance                            62,400,000.00
Beginning Class B Adjusted Balance                              45,600,000.00
Beginning Certificate  Adjusted Balance                         33,600,000.00
Beginning Overcollateralization Amount                          43,121,955.21
Ending Class A-1 Note Security Balance                         625,674,426.48
Ending Class A-2 Note Security Balance                          48,000,000.00
Ending Class A-3 Note Security Balance                          62,400,000.00
Ending Class B Note Security Balance                            45,600,000.00
Ending Certificate Security Balance                             33,600,000.00
Ending Overcollateralization Amount                             43,670,872.20
Ending Class A-1 Adjusted Balance                              625,674,426.48
Ending Class A-2 Adjusted Balance                               48,000,000.00
Ending Class A-3 Adjusted Balance                               62,400,000.00
Ending Class B Adjusted Balance                                 45,600,000.00
Ending Certificate  Adjusted Balance                            33,600,000.00
Ending Overcollateralization Amount                             43,670,872.20
Class A-1 Note Rate Capped at 12.5%                                 5.804690%
Class A-2 Note Rate Capped at 14.0%                                 5.929690%
Class A-3 Note Rate Capped at 14.0%                                 6.029690%
Class B    Note Rate Capped at 14.0%                                6.329690%
Certificate Rate Capped at 15.0%                                    6.679690%
Class A-1 Interest Due                                           3,226,746.85
Class A-2 Interest Due                                             245,093.85
Class A-3 Interest Due                                             323,995.34
Class B Interest Due                                               248,545.83
Certificate Yield  Due                                             193,265.70
Class A-1 Interest Paid                                          3,226,746.85
Class A-2 Interest Paid                                            245,093.85
Class A-3 Interest Paid                                            323,995.34
Class B Interest Paid                                              248,545.83
Certificate Yield Paid                                             193,265.70
Class A-1 Unpaid Interest                                                0.00
Class A-2 Unpaid Interest                                                0.00
Class A-3 Unpaid Interest                                                0.00
Class B Unpaid Interest                                                  0.00
Cetificate Unpaid Yield                                                  0.00
Class A-1 Principal Paid                                        19,870,794.87
Class A-2 Principal Paid                                                 0.00
Class A-3 Principal Paid                                                 0.00
Class B Principal Paid                                                   0.00
Certificate  Principal Paid                                              0.00
OC Principal Paid                                                        0.00
Beginning Class A-1 Net Charge-Off                                       0.00
Beginning Class A-2 Net Charge-Off                                       0.00
Beginning Class A-3 Net Charge-Off                                       0.00
Beginning Class B Net Charge-Off                                         0.00
Beginning Certificate Net Charge-Off                                     0.00
Beginning OC Net Charge-Off                                              0.00
Reversals Allocated to Class A-1                                         0.00
Reversals Allocated to Class A-2                                         0.00
Reversals Allocated to Class A-3                                         0.00
Reversals Allocated to Class B                                           0.00
Reversals Allocated to Certificates                                      0.00
Reversals Allocated to OC  plus Acclerated Principal Payments      548,916.99
 Total Charge-Offs:                                                      0.00
Charge-Offs Allocated to Class A-1                                       0.00
Charge-Offs Allocated to Class A-2                                       0.00
Charge-Offs Allocated to Class A-3                                       0.00
Charge-Offs Allocated to Class B                                         0.00
Charge-Offs Allocated to Certificates                                    0.00
Charge-Offs Allocated to OC                                              0.00
Ending Class A-1 Net Charge-Off                                          0.00
Ending Class A-2 Net Charge-Off                                          0.00
Ending Class A-3 Net Charge-Off                                          0.00
Ending Class B Net Charge-Off                                            0.00
Ending Certificate Net Charge-Off                                        0.00
Ending OC Net Charge-Off                                                 0.00
Interest paid per $1,000 Class A-1                                   4.422625
Principal paid per $1,000 Class A-1                                 27.235190
Interest paid per $1,000 Class A-2                                   5.106122
Principal paid per $1,000 Class A-2                                  0.000000
Interest paid per $1,000 Class A-3                                   5.192233
Principal paid per $1,000 Class A-3                                  0.000000
Interest paid per $1,000 Class B                                     5.450566
Principal paid per $1,000 Class B                                    0.000000
Yield Paid per $1,000 Certificate                                    5.751955
Principal Paid per $1,000 Certificate                                0.000000

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Bloomberg Summary
*****************************************************************************H
ousehold Consumer Loan Trust 1995-1
Distribution Date                                                   15-Aug-97
Due Period                                                             Jul-97
Monthly Payment Rate (including charge offs)                            3.51%
Monthly Draw Rate                                                       1.68%
Monthly Net Payment Rate                                                1.83%
Actual Payment Rate                                                     1.83%
Annualized Cash Yield                                                  19.11%
Annualized Gross Losses                                                 8.87%
Annualized Portfolio Yield                                             10.23%
Weighted Coupon                                                         6.07%
Excess Servicing                                                        4.16%
Ending Overcollateralization Percentage                                 7.83%
Trigger Level                                                           4.75%
Excess Overcollateralization                                            3.08%
Delinquencies:              (Principal/Principal)
      30-59 days (Del Stat 1)                                           5.45%
      60-89 days (Del Stat 2)                                           2.14%
      90+ days (Del Stat 3+)                                            7.22%
Total Participation Balance (ending)                           654,336,126.71

Household Consumer Loan Trust 1996-1
Due Period                                                             Jul-97
Monthly Payment Rate (including charge offs)                            3.51%
Monthly Draw Rate                                                       1.68%
Monthly Net Payment Rate                                                1.83%
Actual Payment Rate                                                     1.83%
Annualized Cash Yield                                                  19.11%
Annualized Gross Losses                                                 8.87%
Annualized Portfolio Yield                                             10.23%
Weighted Coupon                                                         6.02%
Excess Servicing                                                        4.21%
Ending Overcollateralization Percentage (3 mo avg)                      6.78%
Trigger Level                                                           4.75%
Excess Overcollateralization                                            2.03%
Delinquencies:              (Principal/Principal)
      30-59 days (Del Stat 1)                                           5.45%
      60-89 days (Del Stat 2)                                           2.14%
      90+ days (Del Stat 3+)                                            7.22%
Total Participation Balance (ending)                           613,136,541.61

Household Consumer Loan Trust 1996-2
Due Period                                                             Jul-97
Monthly Payment Rate (including charge offs)                            3.51%
Monthly Draw Rate                                                       1.68%
Monthly Net Payment Rate                                                1.83%
Actual Payment Rate                                                     1.83%
Annualized Cash Yield                                                  19.11%
Annualized Gross Losses                                                 8.87%
Annualized Portfolio Yield                                             10.23%
Weighted Coupon                                                         5.95%
Excess Servicing                                                        4.28%
Ending Overcollateralization Percentage (3 mo avg)                      5.47%
Trigger Level                                                           4.25%
Excess Overcollateralization                                            1.22%
Delinquencies:              (Principal/Principal)
      30-59 days (Del Stat 1)                                           5.45%
      60-89 days (Del Stat 2)                                           2.14%
      90+ days (Del Stat 3+)                                            7.22%
Total Participation Balance (ending)                           835,129,142.20

Household Consumer Loan Trust 1997-1
Due Period                                                             Jul-97
Monthly Payment Rate (including charge offs)                            3.51%
Monthly Draw Rate                                                       1.68%
Monthly Net Payment Rate                                                1.83%
Actual Payment Rate                                                     2.20%
Annualized Cash Yield                                                  19.11%
Annualized Gross Losses                                                 8.87%
Annualized Portfolio Yield                                             10.23%
Weighted Coupon                                                         5.89%
Excess Servicing                                                        4.34%
Ending Overcollateralization Percentage (3 mo avg)                      4.91%
Trigger Level                                                           4.25%
Excess Overcollateralization                                            0.66%
Delinquencies:              (Principal/Principal)
      30-59 days (Del Stat 1)                                           5.45%
      60-89 days (Del Stat 2)                                           2.14%
      90+ days (Del Stat 3+)                                            7.22%
Total Participation Balance (ending)                           858,945,298.68